Principal Diversified Select Real Asset Fund
Supplement dated March 18, 2022
to the Prospectus dated August 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
On or about September 30, 2022, in the Management section, delete all references to Marcus W. Dummer.

INVESTMENT STRATEGIES AND RISKS
In the Principal Risks section, delete and replace the Market Volatility and Recent Events section with the following:
Recent events are impacting the securities markets. Russia's invasion of the Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial.
Other recent market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. As experienced with the COVID-19 pandemic, health crises may exacerbate other pre-existing political, social, economic, market and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market dIsruption events could also impair the information technology and other operational systems upon which the fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the fund and its investments, and may result in the fund’s inability to achieve its investment objectives, adversely affect the prices and liquidity of the securities and other instruments in which the fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund.

MANAGEMENT OF THE FUND
On or about September 30, 2022, delete all references to Marcus W. Dummer.

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